12. INCOME TAXES: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Sep. 30, 2022
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	2022	2021

Loss before income taxes	$(2,051,990)	$(939,124)

Expected income tax recovery	$(571,000)	$(255,000)
Permanent differences	91,000	(40,000)
Share issue costs	(38,000)	(40,000)
Change in unrecognized deductible temporary differences	518,000	335,000
Total deferred income tax (recovery) expense	$-	$-